GENERAL CONTINUING GUARANTY

     This GENERAL CONTINUING GUARANTY (this “Guaranty”), dated as of May 16, 2011 is executed and delivered by NEXAIRA WIRELESS (BC) LTD., a corporation organized under the laws of the province of British Columbia (“Guarantor”), with an address at 1404-510 West Hastings Street, Vancouver, BC V6B 1L8, in favor of CENTURIION CREDIT FUNDING LLC, a Delaware limited liability company, with an address at 152 West 57th Street, 54th Floor, New York, New York 10019, Attn: David Steinberg, as lender (together with its successors and assigns, if any, “Lender”).

     WHEREAS, NEXAIRA, INC., a California corporation (the “Borrower”) and Lender are, contemporaneously herewith, entering into that certain Loan and Security Agreement of even date herewith (as amended, restated, modified, renewed or extended from time to time, the “Loan Agreement”);

     WHEREAS, Guarantor is an affiliate of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by Lender; and

     WHEREAS, in order to induce Lender to enter into the Loan Agreement and the other Loan Documents and to extend, at Lender’s sole discretion, the financial accommodations to Borrower pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Lender to Borrower, pursuant to the Loan Documents, Guarantor has agreed to guaranty the Guarantied Obligations.

     NOW, THEREFORE, in consideration of the foregoing, Guarantor, intending to be legally bound, hereby agrees as follows:

     1. Definitions and Construction.

          (a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

          “Borrower” has the meaning set forth in the recitals to this Guaranty.

          “Loan Agreement” has the meaning set forth in the recitals to this Guaranty.

          “Guarantied Obligations” means the Obligations now or hereafter existing under any Loan Document of every kind and nature, whether joint or several, due or to become due, absolute or contingent, now existing or hereafter arising, and whether for principal, interest (including all interest that accrues after the commencement of any Insolvency Proceeding irrespective of whether a claim therefor is allowed or allowable in such case or proceeding), fees, costs, expenses or otherwise, and any and all expenses (including counsel fees and expenses) incurred by Lender in enforcing, protecting, preserving or defending any rights under this Guaranty. Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by Borrower to Lender under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower or any other guarantor.

          “Guarantor” has the meaning set forth in the preamble to this Guaranty.

          “Guaranty” has the meaning set forth in the preamble to this Guaranty.

          “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of title 11 of the United States Code, as in effect from time to time, or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement of other similar relief.

          “Lender” has the meaning set forth in the preamble to this Guaranty.

          “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

          “Voidable Transfer” has the meaning set forth in Section 10 of this Guaranty.

          (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Loan Agreement). Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Lender, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of Guarantor and Lender. Any reference herein to the satisfaction or payment in full of the Guarantied Obligations shall mean the indefeasible payment in full in cash of all Guarantied Obligations and the full and final termination of the Loan Agreement. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty.

     2. Representations and Warranties. The Guarantor represents and warrants that:

          (a) The Guarantor’s execution and performance of this Guaranty shall not (i) violate or result in a default or breach (immediately or with the passage of time) under any contract, agreement or instrument to which the Guarantor is a party, or by which the Guarantor is bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment, law, regulation or rule, (iii) cause or result in the imposition or creation of any lien upon any property of the Guarantor, or (iv) violate or result in a breach of the articles of incorporation or by-laws of the Guarantor.

          (b) The Guarantor has the full power and authority to enter into and perform under this Guaranty, which has been authorized by all necessary corporate or company action, as applicable, on behalf of the Guarantor.

          (c) No consent, license or approval of, or filing or registration with, any governmental authority is necessary for the execution and performance hereof by the Guarantor.

          (d) This Guaranty constitutes the valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

          (e) This Guaranty promotes and furthers the business and interests of the Guarantor and the creation of the obligations hereunder will result in direct financial benefit to the Guarantor.

     3. Guarantied Obligations. Guarantor hereby jointly and severally with any other guarantor of the Guarantied Obligations, irrevocably and unconditionally guaranties and becomes surety to Lender, as and for its own debt, until the final and indefeasible payment in full thereof, in cash, has been made, (a) the due and punctual payment of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise to be made in United States Dollars in immediately available funds; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower and each other guarantor of the Guarantied Obligations of all of the agreements, conditions, covenants, and obligations of such Persons contained in the Loan Agreement and under each of the other Loan Documents.

     4. Continuing Guaranty. This Guaranty includes, but is not limited to, Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by Lender of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding agreement of Lender in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of Lender’s receipt of written notice of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

     5. Performance Under this Guaranty. In the event that Borrower or any other guarantor fails to make any payment or prepayment of any Guarantied Obligations, on the due date thereof, or if Borrower or any other guarantor shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 3 of this Guaranty in the manner provided in the Loan Agreement or any other Loan Document, Guarantor immediately shall cause, as applicable, such payment or prepayment in respect of the Guarantied Obligations to be made or such obligation to be performed, kept, observed, or fulfilled.

     6. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, unlimited and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Lender, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security by any member of Lender. Guarantor hereby agrees that any release which may be given by Lender to Borrower or any other guarantor, or with respect to any property or asset subject to a Lien, shall not release Guarantor. Guarantor consents and agrees that Lender shall not be under any obligation to marshal any property or assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

     7. Waivers.

          (a) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation, existence or modification of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor’s right to make inquiry of Lender to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any nonpayment, Default or Event of Default under any of the Loan Documents; (vii) notice of demand or taking of any action by Lender under the Loan Documents; and (viii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Loan Documents to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

          (b) To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require Lender to institute suit against Borrower or any other guarantor or to exhaust any rights and remedies which Lender has or may have against Borrower or any other guarantor. In this regard, Guarantor agrees that it is bound to the payment or prepayment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Lender by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations have been fully and finally performed and indefeasibly paid in full in cash, to the extent of any such payment) of Borrower or any other guarantor or by reason of the cessation from any cause whatsoever of the liability of Borrower or any other guarantor in respect thereof.

          (c) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any right to assert against Lender any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other guarantor or other party liable to Lender; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Lender including any defense based upon an election of remedies by Lender; (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder; (v) any defense based upon any act or omission of Borrower or any other Person that directly or indirectly results in the discharge or release of Borrower or any other Person or any of the Guarantied Obligations or any security therefor; and (vi) all other rights and defenses the assertion or exercise of which would in any way diminish the liability of Guarantor hereunder.

          (d) Until the Guarantied Obligations have been paid in full in cash, (i) Guarantor hereby waives any right of subrogation Guarantor has or may have as against Borrower or any other guarantor with respect to the Guarantied Obligations; (ii) in addition, Guarantor hereby waives any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, Guarantor also hereby waives any right to proceed or to seek recourse against or with respect to any property or asset of Borrower or any other guarantor. Any payments received by Guarantor in violation of this Section shall be held in trust for and immediately remitted to Lender.

          (e) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE GUARANTIED OBLIGATIONS, HAS DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF APPLICABLE LAW.

          (f) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor hereby also agrees to the following waivers:

               (i) Lender’s right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity, enforceability or voidability of the Guarantied Obligations, the Loan Documents or rights in any property pledged by any Person. Guarantor agrees that Lender’s rights under this Guaranty shall be enforceable even if Borrower or any other guarantor has no liability at the time of execution of the Loan Documents or the Guarantied Obligations are unenforceable in whole or in part, or Borrower or any other guarantor ceases to be liable with respect to all or any portion of the Guarantied Obligations.

               (ii) Guarantor agrees that Lender’s rights under the Loan Documents will remain enforceable even if the amount secured by the Loan Documents is larger in amount and more burdensome than that for which Borrower or any other guarantor is responsible. The enforceability of this Guaranty against Guarantor shall continue until all sums due under the Loan Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for the Obligations, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrower, any other guarantor, Guarantor of collateral for any person’s obligations to Lender or any other person in connection with the Loan Documents.

               (iii) Guarantor waives the right to require Lender to (A) proceed against Borrower, any other guarantor of Borrower’s obligations under any Loan Document, any other guarantor of collateral for any person’s obligations to Lender or any other person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral Lender may hold, or (C) pursue any other right or remedy for Guarantor’s benefit, and agrees that Lender may exercise its right under this Guaranty without taking any action against Borrower, any other guarantor of Borrower’s obligations under the Loan Documents, any other guarantor of collateral for any person’s obligations to Lender or any other person in connection with the Guarantied Obligations, and without proceeding against or exhausting any security or collateral Lender holds.

     8. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender may, by action or inaction, compromise or settle, shorten or extend the maturity date of the Obligations or any other period of duration or the time for the payment or prepayment of the Obligations, or discharge the performance of the Obligations, or may refuse to enforce the Obligations, or otherwise elect not to enforce the Obligations, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Loan Agreement or any of the other Loan Documents or may grant other indulgences to Borrower or any other guarantor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Obligations, the Loan Agreement or any other Loan Document (including any increase or decrease in the principal amount of any Obligations or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute Borrower or Guarantor of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

     9. No Election. Lender shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Lender finally and unconditionally shall have realized indefeasible payment in full of the Guarantied Obligations by such action or proceeding.

     10. Revival and Reinstatement. If the incurrence or payment of the Guarantied Obligations or the obligations of any Loan Party under the Loan Documents or the transfer by any Loan Party to Lender of any property of any Loan Party should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     11. Financial Condition. Guarantor represents and warrants to Lender that it is currently informed of the financial condition of Borrower and the other guarantors of the Guarantied Obligations and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Lender that it has read and understands the terms and conditions of the Loan Agreement and each other Loan Document. Guarantor hereby covenants that it will continue to keep itself informed of Borrower’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations. Guarantor further covenants that it waives any defense in connection with Guarantor’s failure to receive or examine at any time the Loan Documents or any amendments, supplements, restatements or replacements therefor.

     12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in United States Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Guarantied Obligations in accordance with the terms of the Loan Agreement.

     13. Attorneys Fees and Costs. Guarantor agrees to pay, on demand, all attorneys fees and all other costs and expenses which may be incurred by Lender in connection with the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

     14. Notices. All notices and other communications hereunder to Lender shall be in writing and shall be mailed, sent, or delivered in accordance Section 8.7 of the Loan Agreement. All notices and other communications hereunder to Guarantor shall be in writing and shall be mailed, sent, or delivered to Guarantor’s address set forth in the preamble to this Guaranty in accordance with Section 8.7 of the Loan Agreement.

     15. Cumulative Remedies. No remedy under this Guaranty, under the Loan Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Loan Agreement, or any other Loan Document, and those provided by law. No delay or omission by Lender to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

     16. Severability of Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected thereby.

     17. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Lender pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Lender. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

     18. Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Lender; provided, however, that Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Lender’s prior written consent and any unconsented assignment shall be absolutely null and void. In the event of any assignment, participation, or other transfer of rights by Lender, the rights and benefits herein conferred upon Lender shall automatically extend to and be vested in such assignee or other transferee.

     19. No Third Party Beneficiary. This Guaranty is solely for the benefit of Lender and each of its successors and assigns and may not be relied on by any other Person.

     20. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          (a) THIS GUARANTY AND ALL MATTERS RELATING HERETO AND ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          (b) GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS, OR ANY OF THEM, SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY, THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS, OR ANY OF THEM. IF GUARANTOR IS, OR IN THE FUTURE BECOMES, A NONRESIDENT OF THE STATE OF NEW YORK, GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OR BY NATIONALLY RECOGNIZED OVERNIGHT COURIER DIRECTED TO SUCH PERSON, AT SUCH PERSON’S ADDRESS AS SET FORTH IN THE PREAMBLE OF THIS GUARANTY OR AS MOST RECENTLY NOTIFIED BY SUCH PERSON IN WRITING PURSUANT TO SECTION 8.6 OF THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE FOUR (4) BUSINESS DAYS AND TWO (2) BUSINESS DAYS, RESPECTIVELY, AFTER THE SAME HAS BEEN POSTED AS AFORESAID.

          (c) GUARANTOR AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. GUARANTOR AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES THEIR RESPECTIVE JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     21. Electronic Execution. The delivery of a facsimile or electronic copy of an executed counterpart of this Guaranty shall be deemed to be valid execution and delivery of this Guaranty.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

NEXAIRA WIRELESS (BC) LTD.

By:
Name:
Title:

[SIGNATURE PAGE TO GUARANTY]

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